UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

JANUS HENDERSON GROUP PLC

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	98-1376360
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

201 Bishopsgate	EC2M3AE
London, United Kingdom	(Zip Code)
(Address of principal executive offices)

+44 (0) 20 7818 1818

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Per Share Par Value	JHG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2024, Janus Henderson Group plc ("JHG" or the "Company") appointed Berg Crawford to the position of Chief Accounting Officer. He will be based in Denver and report to Roger Thompson, Chief Financial Officer of JHG.

Mr. Crawford, age 47, joins JHG from Advanced Energy Industries, Inc. (“AEI”), where he served as Vice President and Corporate Controller from December 2022 to March 2024, and as Director and Assistant Controller from September 2019 to December 2022. Prior to AEI, Mr. Crawford spent 16 years working for PricewaterhouseCoopers in various roles of increasing responsibility, including as Director, Assurance, from 2011 through September 2019. Mr. Crawford received his Master of Accountancy (MAcc) and BS in Accounting from the Marriott School of Business at Brigham Young University.

The Company is not aware of any transactions in which Mr. Crawford has a direct or indirect interest that would require disclosure under Item 404(a) of Regulation S-K. In addition, Mr. Crawford does not have any family relationship with any director or executive officer of the Company.

In addition to his base salary, Mr. Crawford will be eligible to participate in JHG’s annual discretionary variable compensation program and to receive standard health and welfare benefits provided to Denver-based employees. Mr. Crawford’s compensation and equity awards will be subject to the Company’s policies related to deferrals, malus and clawback and will be otherwise generally subject to the standard terms and conditions applicable to equity incentive awards granted to senior executives of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANUS HENDERSON GROUP PLC

By:	/s/ Roger Thompson
Name:	Roger Thompson
Title:	Chief Financial Officer

Date: May 30, 2024

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